SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2009

Commission File Number: 333-131599

HIPSO MULTIMEDIA, INC.

(Name of Registrant in Its Charter)

Florida (State or Other Jurisdiction of Incorporation or Organization)	22-3914075 (I.R.S. Employer Identification No.)
550 Chemin du Golf, Suite 202, Ile des Soeurs, Quebec, Canada (Address of Principal Executive Offices)	H3E 1A8 (Zip Code)
514-380-5353 (Issuer’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Item 4.01.

Changes in Registrant's Certifying Accountant.

Effective July 3, 2009, Hipso Multimedia, Inc. (the "Company") engaged the accounting firm of KBL, LLP as its new independent registered public accountants for its audit engagement. On July 1, 2009, the Company dismissed Meyler & Company, LLC.

The reports of Meyler & Company, LLC on the consolidated financial statements of the Company for the past two fiscal years ended November 30, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change the Company's accounting firm was made by the Company's Board of Directors on July 1, 2009.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended November 30, 2008 and November 30, 2007 and in the subsequent interim period from December 1, 2008 through and including February 28, 2009, there were no disagreements between the Company and its auditor, Meyler & Company, LLC on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Meyler & Company, LLC would have caused Meyler & Company, LLC to make reference to the matter in its reports.

There were no "reportable events" as that term is described in Item 304 (a)(1)(v) of Regulation S-K, except that on July 6, 2009, Meyler & Company, LLC notified the Company that (i) Meyler & Company, LLC had not reviewed or approved the filing of the Form 10-K/A filed by the Company with the Securities and Exchange Commission on June 30, 2009 (the “Form 10-K/A”), (ii) the Company had not received permission from Meyler & Company, LLC to include the opinion of Meyler & Company, LLC which was contained in the Form 10-K/A, (iii) the Form 10-K/A contained incomplete financial statements and modified footnote disclosure, and (iv) Meyler & Company, LLC is unwilling to be associated with the financial statements prepared by management which were included in the 10-K/A.  In its letter, Meyler & Company, LLC also demanded that the Form 10-K/A be amended to delete its opinion.

The Company requested Meyler & Company, LLC to furnish a letter addressed to the Securities and Exchange Commission stating whether Meyler & Company, LLC agrees with the statements made above by the Company. Such letter is attached hereto as an exhibit.

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 7, 2009, the Company was advised by Meyler & Company that action should be taken to prevent future reliance on the audit report of Meyler & Company, LLC which was included in the Form 10-K/A.  Specifically, Meyler & Company, LLC requested that the Company amend the Form 10-K/A to delete its opinion on the financial statements contained therein for the reasons described in Item 4.01 above.

Item 9.01.

Financial Statements and Exhibits.

16.1

Letter of Meyler & Company, LLC regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIPSO MULTIMEDIA, INC.

Dated: July 8, 2009

By:

/s/ Alex Kestenbaum

Name:   Alex Kestenbaum

Controller